     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 13, 1997
                                           FORM S-1: REGISTRATION NO. 333-25511
                                        FORM S-3: REGISTRATION NO. 333-25511-01
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                ---------------
                                AMENDMENT NO. 1
                                      TO
                               FORMS S-1 AND S-3
           REGISTRATION STATEMENTS UNDER THE SECURITIES ACT OF 1933
                                ---------------
                           BJ'S WHOLESALE CLUB, INC.
      (EXACT NAME OF REGISTRANT ON FORM S-1 AS SPECIFIED IN ITS CHARTER)
       DELAWARE                  5399                      04-3360747
                          (PRIMARY STANDARD             (I.R.S. EMPLOYER
   (STATE OR OTHER            INDUSTRIAL             IDENTIFICATION NUMBER)
   JURISDICTION OF       CLASSIFICATION CODE
   INCORPORATION OR            NUMBER)
    ORGANIZATION)               ---------------
                                  WABAN INC.
      (EXACT NAME OF REGISTRANT ON FORM S-3 AS SPECIFIED IN ITS CHARTER)
             DELAWARE                                33-0109661
 (STATE OR OTHER JURISDICTION OF       (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
  INCORPORATION OR ORGANIZATION)
                                ---------------
                 ONE MERCER ROAD, NATICK, MASSACHUSETTS 01760
                                (508) 651-6500
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANTS' PRINCIPAL EXECUTIVE OFFICES)
                                ---------------
                               HERBERT J. ZARKIN
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                  WABAN INC.
                                ONE MERCER ROAD
                  NATICK, MASSACHUSETTS 01760 (508) 651-6500
(NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)
                                  COPIES TO:
                             MARK G. BORDEN, ESQ.
                               HALE AND DORR LLP
                                60 STATE STREET
                          BOSTON, MASSACHUSETTS 02109
                           TELEPHONE: (617) 526-6000
                           TELECOPY: (617) 526-5000
                                ---------------
       APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
            As soon as practicable after the effective date hereof.
                                ---------------
As to Form S-1
  If any of the securities being registered on this Form S-1 are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]
  If this Form S-1 is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If this Form S-1 is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [_]
  If delivery of the Form S-1 prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]
As to Form S-3
  If the only securities being registered on this Form S-3 are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]
  If any of the securities being registered on this Form S-3 are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]
  If this Form S-3 is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If this Form S-3 is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [_]
  If delivery of the Form S-3 prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]
                                ---------------
  EACH OF THE REGISTRANTS HEREBY AMENDS ITS RESPECTIVE REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL SUCH REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT ITS RESPECTIVE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE RESPECTIVE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(A), MAY DETERMINE.

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

                                EXPLANATORY NOTE

  This Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-25511) of BJ's Wholesale Club, Inc. and the Registration Statement on Form S-3 (File No. 333-25511-01) of Waban Inc. is filed solely to file the exhibits listed in Item 16 hereto.

ITEM 16 TO FORM S-1 AND FORM S-3. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

  (A) EXHIBITS

  See the Exhibit Indexes included immediately preceding the exhibits to the Form S-1 and Form S-3, respectively.

  (B) FINANCIAL STATEMENT SCHEDULES

  Incorporated by reference to Waban's Annual Report on Form 10-K for the fiscal year ended January 25, 1997.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Natick, Commonwealth of Massachusetts, on this 13th day of May, 1997.

                                         BJ'S WHOLESALE CLUB, INC.

                                                    /s/ John J. Nugent
                                         By: __________________________________
                                           John J. Nugent
                                           President

  Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed below by the following persons in the capacities indicated below on the 13th day of May, 1997.

             SIGNATURE                       TITLE

         /s/ John J. Nugent           President
------------------------------------   (Principal
           JOHN J. NUGENT              Executive Officer)

                 *                    Treasurer
------------------------------------   (Principal
          FRANK D. FORWARD             Financial and
                                       Accounting
                                       Officer)

                 *                    Director
------------------------------------
         HERBERT J. ZARKIN

      /s/ Edward J. Weisberger        Director
------------------------------------
        EDWARD J. WEISBERGER

* By: /s/ Edward J. Weisberger
  --------------------------------
  EDWARD J. WEISBERGER
  ATTORNEY-IN-FACT

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Natick, Commonwealth of Massachusetts, on the 13th day of May, 1997.

                                          WABAN INC.

                                                 /s/ Edward J. Weisberger
                                          By: _________________________________
                                            Edward J. Weisberger
                                            Senior Vice President and Chief
                                            Financial Officer

  Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed below by the following persons in the capacities indicated below on the 13th day of May, 1997.

              SIGNATURE                        TITLE

                  *                    Chairman of the
-------------------------------------   Board
           LORNE R. WAXLAX

                  *                    President, Chief
-------------------------------------   Executive Officer
          HERBERT J. ZARKIN             and Director
                                        (Principal
                                        Executive Officer)

      /s/ Edward J. Weisberger         Senior Vice
-------------------------------------   President and Chief
        EDWARD J. WEISBERGER            Financial Officer
                                        (Principal
                                        Financial and
                                        Accounting Officer)

                  *                    Director
-------------------------------------
        S. JAMES COPPERSMITH

                  *                    Director
-------------------------------------
         STANLEY H. FELDBERG

                  *                    Director
-------------------------------------
          KERRY L. HAMILTON

                  *                    Director
-------------------------------------
            ALLYN L. LEVY

                  *                    Director
-------------------------------------
           ARTHUR F. LOEWY

                  *                    Director
-------------------------------------
          THOMAS J. SHIELDS

      /s/ Edward J. Weisberger
*By:________________________________
  EDWARD J. WEISBERGER
  ATTORNEY-IN-FACT

                           BJ'S WHOLESALE CLUB, INC.

                                 EXHIBIT INDEX

 EXHIBIT NO.                          DESCRIPTION
 -----------                          -----------
    3.1*     Certificate of Incorporation of BJI.
    3.2      Form of Amended and Restated Certificate of Incorporation of
             BJI, to be filed prior to the Distribution.
    3.3*     By-Laws of BJI.
    3.4      Form of Amended and Restated By-Laws of BJI, to be effective prior to the Distribution.
    4.1**    Specimen Certificate for Shares of Common Stock, $.01 par
             value per share, of BJI.
    4.2**    Form of Rights Agreement to be entered into between BJI and the Rights Agent thereunder.
    5**      Opinion of Hale and Dorr LLP with respect to the validity of the securities being registered.
   10.1      Form of Separation and Distribution Agreement to be entered into between BJI and Waban.
   10.2      Form of Services Agreement to be entered into between BJI
             and Waban.
   10.3      Form of Tax Sharing Agreement to be entered into between BJI and Waban.
   10.4      Form of Employee Benefits Agreement to be entered into
             between BJI and Waban.
   10.5      Management Incentive Plan of BJI.
   10.6      Growth Incentive Plan of BJI.
   10.7      1997 Director Stock Option Plan of BJI.
   10.8      Executive Retirement Plan of BJI.
   10.9      Form of Indemnification Agreement between BJI and each of
             its directors and executive officers.
   10.10     1997 Replacement Stock Incentive Plan of BJI.
   10.11     1997 Stock Incentive Plan of BJI.
   10.12     General Deferred Compensation Plan of BJI.
   10.13     Indemnification Agreement, dated as of April 18, 1997,
             between BJI and The TJX Companies, Inc.
   21        Subsidiaries of BJI.
   23.1**    Consent of Hale and Dorr LLP (included in Exhibit 5).
   23.2*     Consent of Coopers & Lybrand L.L.P.
   23.3*     Consent of S. James Coppersmith.
   23.4*     Consent of Thomas J. Shields.
   23.5*     Consent of Herbert J. Zarkin.
   23.6*     Consent of Allyn L. Levy.
   23.7*     Consent of Lorne R. Waxlax.
   23.8*     Consent of Edward J. Weisberger.
   23.9*     Consent of Kerry L. Hamilton.
   23.10*    Consent of John J. Nugent.
   24*       Power of Attorney.

--------
 * Previously filed.
** To be filed by amendment.

                                   WABAN INC.

                                 EXHIBIT INDEX

 EXHIBIT NO.                          DESCRIPTION
 -----------                          -----------
    4A.1     Restated Certificate of Incorporation of Waban(1)
    4A.2     By-laws, as amended, of Waban(2)
    4A.3     Rights Agreement dated as of May 23, 1989 between Waban and
             Morgan Shareholder Services Trust Company, as Rights Agent(1)
    4A.4     Indenture dated as of July 1, 1992 between Waban and
             Continental Bank, National Association, as Trustee, with
             respect to 6 1/2% Convertible Subordinated Debentures due
             July 1, 2002(3)
    5A**     Opinion of Hale and Dorr LLP
   23A.1     Consent of Coopers & Lybrand L.L.P.
   23A.2**   Consent of Hale and Dorr LLP (included in Exhibit 5)
   23A.3*    Consent of Allan P. Sherman
   24A*      Power of Attorney
   99A.1**   Letter of Transmittal

--------
 * Previously filed.
** To be filed by amendment.
(1) Incorporated herein by reference to the Registrant's Form 10 (#1-10259)
(2) Incorporated herein by reference to the Registrant's Form 10-K for the fiscal year ended January 27, 1990 (#1-10259)
(3) Incorporated herein by reference to the Registrant's Form S-3 (#33-48423)